UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

USA Rare Earth, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41711	98-1720278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. Airport Road, Stillwater, OK 74075
(Address of Principal Executive Offices) (Zip Code)

(813) 867-6155
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	USAR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On November 18, 2025, USA Rare Earth, Inc., a Delaware corporation (“USARE” or the “Company”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) to announce the closing of the purchase of all of the issued and outstanding shares of common stock of Indian Ocean Rare Metals Pte Ltd., a Singapore private limited company, and its wholly owned subsidiaries, Less Common Metals Ltd., a United Kingdom limited liability company, pursuant to the Share Purchase Agreement (the “Acquisition”). The purchase price paid by Buyer was $100,000,000 in cash and 6.54 million shares of the Company’s common stock, subject to the deposit of 1,010,782 shares of the Company’s common stock into escrow and customary deductions for debt, and transaction expenses, as well as customary post-closing adjustments.

In the Initial Form 8-K, the Company noted that the historical and pro forma financial statements required by Item 9.01 of Form 8-K would be filed by amendment to the Initial Form 8-K within 71 days following the date on which the Initial Form 8-K was required to be filed. The Company has determined, however, in consultation with the staff of the Office of Chief Accountant of the Division of Corporation Finance of the Securities and Exchange Commission, that the financial statements and pro forma financial information are not required to be filed pursuant to Item 9.01 of Form 8‑K. Accordingly, the Company hereby amends the Initial Form 8-K to eliminate the references to the subsequent filing of financial statements and pro forma financial information relating to the Acquisition.

Except as set forth below, the Initial Form 8-K is unchanged.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

None.

(b) Pro forma financial information.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USA Rare Earth, Inc.

Date:	February 3, 2026	By:	/s/ DAVID KRONENFELD
David Kronenfeld
Chief Legal Officer